Exhibit 99.2

CONFERENCE CALL

KEY MESSAGES

KIRK:

GOOD MORNING. I ‘M PLEASED TO ANNOUNCE THAT ZHONE TECHNOLOGIES AND PARADYNE NETWORKS HAVE ENTERED INTO A DEFINITIVE AGREEMENT TO MERGE THE TWO COMPANIES.

BEFORE WE BEGIN, I’D LIKE TO MENTION THAT DURING THE COURSE OF THIS CALL WE MAY MAKE FORWARD-LOOKING STATEMENTS MADE IN RELIANCE ON THE SAFE HARBOR PROVISIONS OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, INCLUDING FORWARD-LOOKING STATEMENTS REGARDING THE AMOUNT AND TIMING OF SYNERGIES THAT MAY BE ACHIEVED IN CONNECTION WITH THE ACQUISITION, THE STRENGTH OF THE COMBINED COMPANY’S BALANCE SHEET AND FINANCIAL RESULTS FOLLOWING THE ACQUISITION, THE DEGREE TO WHICH THE COMBINED COMPANY WILL ALTER THE COMPETITIVE LANDSCAPE IN ITS INDUSTRY, PREVAILING MARKET CONDITIONS AND THE COMBINED COMPANY’S ABILITY TO SUCCESSFULLY FULFILL ITS CUSTOMERS’ NEEDS. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN OR CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER INCLUDE THE POSSIBILITY THAT THE ACQUISITION MAY NOT CLOSE ON THE TERMS DESCRIBED, OR AT ALL, THE POSSIBILITY THAT THE INTENDED BENEFITS OF THE ACQUISITION MAY NOT BE FULLY REALIZED, THE FAILURE OF THE COMBINED COMPANY TO RETAIN KEY EMPLOYEES, THE FAILURE OF THE COMBINED COMPANY TO MANAGE THE COST OF INTEGRATING THE BUSINESSES AND ASSETS OF ZHONE AND PARADYNE, GENERAL ECONOMIC CONDITIONS, THE PACE OF SPENDING AND TIMING OF ECONOMIC RECOVERY IN THE TELECOMMUNICATIONS INDUSTRY, THE COMBINED COMPANY’S INABILITY TO SUFFICIENTLY ANTICIPATE MARKET NEEDS AND DEVELOP PRODUCTS AND PRODUCT ENHANCEMENTS THAT ACHIEVE MARKET ACCEPTANCE, AND HIGHER THAN ANTICIPATED EXPENSES THE COMBINED COMPANY MAY INCUR IN FUTURE QUARTERS. IN ADDITION, PLEASE REFER TO THE RISK FACTORS CONTAINED IN ZHONE’S SEC FILINGS, INCLUDING, WITHOUT LIMITATION, ITS ANNUAL REPORT ON FORM 10-K FILED WITH THE SEC ON MARCH 16, 2005, AND IN PARADYNE’S SEC FILINGS, INCLUDING, WITHOUT LIMITATION, ITS ANNUAL REPORT ON FORM 10-K FILED WITH THE SEC ON MARCH 16, 2005. LISTENERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. THE COMPANIES UNDERTAKE NO OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS.

UNDER THE TERMS OF THE AGREEMENT, THE CURRENT STOCKHOLDERS OF ZHONE WILL OWN APPROXIMATELY 63.2% OF THE COMBINED COMPANY’S OUTSTANDING SHARES ON A FULLY DILUTED BASIS AND 36.8% WILL BE HELD BY PARADYNE STOCKHOLDERS. UPON COMPLETION OF THE MERGER, THE COMBINED COMPANY WILL CONTINUE TO BE NAMED ZHONE TECHNOLOGIES AND TO TRADE UNDER THE SYMBOL ZHNE ON THE NASDAQ.

THERE WILL BE NO CHANGE TO ZHONE’S GOVERNANCE RESULTING FROM THE ACQUISITION. MORY EJABAT, CURRENTLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF ZHONE, WILL REMAIN CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF THE COMBINED COMPANY.

A PRESS RELEASE ANNOUNCING THE DEAL HAS BEEN PROVIDED FOR YOUR REFERENCE AND POSTED ON BOTH COMPANIES’ WEB SITES. A LIST OF ANTICIPATED QUESTIONS AND ANSWERS WILL ALSO BE MADE AVAILABLE FOLLOWING THIS CALL.

I AM JOINED ON THIS CALL BY MORY EJABAT, CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF ZHONE, AND BY SEAN BELANGER, PARADYNE’S CHAIRMAN AND CHIEF EXECUTIVE OFFICER. I WOULD NOW LIKE TO HAND THE CALL OVER TO SEAN, FOR HIS COMMENTS ON THE MERGER.

SEAN:

Thank you Kirk.

Good Morning I am Sean Belanger CEO of Paradyne Networks.

In the May 16th market share report of the Broadband Loop Carrier sector authored by Teresa Mastrangelo of Windsor Oaks Group, (broadbandtrends.com), Zhone ranked number 1 in terms of DSL ports shipped by a BLC vendor, Paradyne was a very close second.

The combination of Paradyne and Zhone will be well ahead of the pack in the new exciting growth market of Broadband Loop Carriers. In addition we will deliver top notch solutions for ATM and IP DSLAMS. We believe that combining the talent and assets of Paradyne and Zhone will result in a force in our industry, a company with scale in the BLC market well beyond the current set of competitors.

From the Paradyne perspective the drivers of the combination were: 1) Paradyne’s belief in the upside of the BLC market, and 2) Our examination and assessment of Zhone’s products and technology. We found the Zhone products to be outstanding.

As you know, Paradyne has an excellent installed base of customers and proven product in this space. Zhone has invested heavily though the years resulting in advanced technology in the BLC space that can be combined with Paradyne’s offers to create best-in-class solutions for our customers. The combined companies will be committed to delivering advanced technology to our customers while continuing to support the installed base of solid products from both companies.

I know you are anxious to move on to the Q and A portion of this call.

With that said, I will turn the call to Mory.

MORY:

Thanks, Sean.

Consolidation in the telecom industry is already occurring among the carriers and cable operators. The same needs to happen among equipment vendors. The merger between Zhone and Paradyne is a major step in this direction. There are too many suppliers, and this type of combination will help both customers and the investors.

This merger combines best of class technology with a large and loyal customer base. Our products are complementary and our customers do not overlap. Where we are strong Paradyne is not active and where Paradyne is strong Zhone has not been active. Jointly we will have stronger sales and support organizations.

This transaction

•	EXPANDS OUR U.S. CUSTOMER BASE WITH A COMBINED 12 OF THE TOP 25 IOCS INCLUDING FIVE OF THE TOP TEN AS WELL AS TWO OF THE TOP THREE LEADING US CABLE OPERATORS AND LEADING US CLECS.

•	PROVIDES SCALE IN EVERY GEOGRAPHIC REGION FOR FURTHER GROWTH OF SALES, SERVICE AND SUPPORT WORLDWIDE.

After the close we will add the Paradyne Broadband products to Our SLMS Product line. In addition, we plan to divest the non-strategic and legacy narrowband business of Paradyne, so we can more effectively market our products and service to our customers. Together we are a stronger competitor among the leading suppliers.

•	Financials

•	With the improved operational efficiencies and increase revenues this transaction will be immediately accretive and provides a stronger balance sheet.

TO SUMMARIZE, THIS COMBINATION WILL:

•	EXPAND BOTH COMPANIES’ PRODUCT PORTFOLIOS AS WELL AS THEIR SUBSTANTIAL CARRIER CUSTOMER BASES.

•	BOLSTER ZHONE’S POSITION AS A LEADING PROVIDER OF NEXT GENERATION BROADBAND LOOP CARRIER SOLUTIONS.

•	PROVIDE SERVICE PROVIDERS WITH MORE SOLUTIONS FOR CONVERGED PACKET BASED VOICE, DATA AND VIDEO SERVICES.

•	PROVIDE FOR COST SAVINGS FROM REDUCTION OF OPERATING EXPENSES

•	WILL BE IMMEDIATELY ACCRETIVE EXCLUDING ACQUISITION CHARGES.

•	STRENGTHEN ZHONE’S BALANCE SHEET WITH LARGER CASH BALANCE.

About Sean

•	Sean has done a great job

•	Leading Paradyne through a challenging period for telecom industry he has

•	Built a solid company with good performance and result, I like to thank him and his team in working with us during this transition period.

We are looking forward to working with Paradyne’s employees, their customers and stockholders

Thank you all for joining us on today’s call.

We will talk with you again during Zhone’s conference call July 20 discussing Q2 results.

We would now like to take some questions.

Operator please start the Q &A session.

Additional Information Regarding the Proposed Acquisition

Zhone and Paradyne plan to file a Joint Proxy Statement/Prospectus with the Securities and Exchange Commission (SEC) in connection with the proposed acquisition. In addition, Zhone and Paradyne will file other information and documents concerning the proposed acquisition and their respective businesses with the SEC. WE URGE INVESTORS TO REVIEW THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER INFORMATION TO BE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any offer of securities will only be made pursuant to the Joint Proxy Statement/Prospectus. These documents will be available without charge on the SEC’s web site at www.sec.gov. A free copy of the final Joint Proxy Statement/Prospectus may also be obtained from Zhone and Paradyne through their Investor Relations contacts provided below. INVESTORS SHOULD READ THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS.

The officers and directors of Zhone and Paradyne may have interests in the proposed acquisition, some of which may differ from, or may be in addition to, those of the stockholders of Zhone and Paradyne generally. A description of the interests that the officers and directors of the companies have in the proposed acquisition will be available in the Joint Proxy Statement/Prospectus.

In addition, Zhone and Paradyne, their respective officers, directors and certain other members of their management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Zhone and Paradyne, respectively, in favor of the acquisition. Information about the officers and directors of Zhone and their ownership of Zhone securities is set forth in the proxy statement for Zhone’s 2005 Annual Meeting of Stockholders filed with the SEC on April 1, 2005. Information about the officers and directors of Paradyne and their ownership of Paradyne securities is set forth in the proxy statement for Paradyne’s 2005 Annual Meeting of Stockholders filed with the SEC on April 11, 2005. Investors may obtain more detailed information concerning the participants by reading the Joint Proxy Statement/Prospectus when it is filed with the SEC.